UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 19, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On August 19, 2014,  the court in the matter, Hospira v Burwell, et al., Case 8:14-cv-02662-GLH in the U.S. District Court for the District of Maryland, issued an order granting Hospira’s request for a temporary restraining order against the U.S. Food and Drug Administration (the “FDA”).  The District Court’s order stays an August 18, 2014 FDA decision in Docket No. FDA-2014-N-0087 related to label carve-outs proposed by filers for a generic form of the Company’s branded product, Precedex™, as well as any action that the FDA is proposing to take in reliance upon that decision.  The order also directed the FDA to recall any product sold or distributed under its decision and provided for the rescission ab initio of any action that the FDA had taken prior to the entry of the court’s order predicated upon its decision; however, both of these items of the court’s ruling have been stayed pending further court proceedings expected to occur over the next few days.  The order states that it is to remain in effect until September 2, 2014 unless extended.

These proceedings are at an early stage.  The Company cannot provide any assurance as to the timing or ultimate result of the proceedings.  See the Company’s Current Report on Form 8-K dated August 18, 2014 for more information regarding the FDA’s decision in Docket No. FDA-2014-N-0087.

Private Securities Litigation Reform Act of 1995 –
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

/s/ ROYCE BEDWARD
Date: August 20, 2014
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary